April 24, 2015

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Merger Arbitrage Fund

Supplement to the Prospectus and Summary Prospectus dated January 30, 2015

Notice of Opening to Select New Investors

Due to asset growth in the Touchstone Merger Arbitrage Fund (the “Fund”), a series of Touchstone Funds Group Trust, all classes of the Fund were closed to new accounts as of the close of business on April 8, 2013, with certain exceptions as noted in the Fund’s Prospectus, dated January 30, 2015, under the heading entitled “Investing with Touchstone.”  Effective as of close of business April 24, 2015, the Fund will offer its shares to those investors identified below in addition to the exceptions noted in the Fund’s Prospectus.

Accordingly, in the section of the Fund’s Prospectus entitled “Investing with Touchstone,” under the sub-heading “Merger Arbitrage Fund Closure,” the following language is added:

Additionally, new investments will be accepted in the Fund after the close of business April 24, 2015 until further notice from retirement plans and investors who are clients of firms organized in the following structures:

•                  Independent Registered Investment Advisors (“RIAs”)

•                  Institutional Consulting Firms

•                  Family Offices

•                  Turnkey Asset Management Programs (“TAMPs”)

•                  Bank Trust Departments

If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed. The Fund reserves the right to reopen to new investors at a future date, to make additional exceptions, to limit the above exceptions, or otherwise to modify the foregoing closure policy for any reason. You may obtain additional information by calling Touchstone at 1.800.543.0407.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TMGAX-S6-1301